BLACKROCK FUNDSSM

BlackRock Commodity Strategies Fund

(the “Fund”)

Supplement dated May 1, 2017 to the Fund’s

Summary Prospectus dated November 28, 2016

Effective May 1, 2017, the following change is made to the Fund’s Summary Prospectus:

The section entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Rob Shimell	2011	Managing Director of BlackRock, Inc.
Alastair Bishop	2017	Director of BlackRock, Inc.
Skye Macpherson	2016	Director of BlackRock, Inc.
Hannah Gray, CFA	2016	Vice President of BlackRock, Inc.
Elliott Char, CFA	2017	Vice President of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-CS-0517SUP